Quarterly Holdings Report
for
Fidelity® SAI International Low Volatility Index Fund
January 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV2-NPRT1-0324
1.9866140.108
Common Stocks - 97.7%
	Shares	Value ($)
Australia - 2.1%
ASX Ltd.	1,100,108	47,032,220
Insurance Australia Group Ltd.	13,984,171	54,893,813
Medibank Private Ltd.	16,609,696	41,584,737
TOTAL AUSTRALIA		143,510,770
Belgium - 0.6%
Elia Group SA/NV	157,168	18,989,393
Warehouses de Pauw	693,701	20,451,343
TOTAL BELGIUM		39,440,736
China - 0.0%
China Huishan Dairy Holdings Co. Ltd. (a)(b)	5,145,000	7
Denmark - 4.9%
Coloplast A/S Series B	703,452	81,343,856
Novo Nordisk A/S Series B	1,233,295	140,971,123
Novozymes A/S Series B	919,607	47,236,593
Ringkjoebing Landbobank A/S	121,931	19,692,664
Tryg A/S	2,101,329	44,950,902
TOTAL DENMARK		334,195,138
Finland - 0.6%
Elisa Corp. (A Shares)	907,382	41,430,676
France - 4.0%
Air Liquide SA	710,645	132,985,411
bioMerieux SA	258,021	27,884,329
Hermes International SCA	6,819	14,427,602
Orange SA	8,587,058	102,116,708
TOTAL FRANCE		277,414,050
Germany - 5.3%
Beiersdorf AG	594,747	87,316,648
Deutsche Borse AG	584,427	116,382,589
Hannover Reuck SE	342,589	82,266,424
Symrise AG	754,310	78,208,639
TOTAL GERMANY		364,174,300
Hong Kong - 5.3%
CLP Holdings Ltd.	9,992,000	79,470,772
Hang Seng Bank Ltd.	4,373,000	45,523,670
Hong Kong & China Gas Co. Ltd.	61,584,015	43,824,870
Jardine Matheson Holdings Ltd.	1,234,776	49,581,381
Link (REIT)	9,596,229	48,131,673
MTR Corp. Ltd.	9,346,083	30,405,704
Power Assets Holdings Ltd.	8,177,500	47,880,789
Sino Land Ltd.	20,808,500	21,735,815
TOTAL HONG KONG		366,554,674
Ireland - 0.2%
Kerry Group PLC Class A	171,951	15,364,213
Israel - 0.4%
Elbit Systems Ltd. (Israel)	150,131	30,991,335
Italy - 0.5%
Recordati SpA	606,794	33,640,605
Japan - 30.0%
Advance Residence Investment Corp.	8,352	18,392,399
Ajinomoto Co., Inc.	2,007,600	82,441,977
Alfresa Holdings Corp.	1,227,700	20,132,992
Bridgestone Corp.	254,400	11,023,837
Canon, Inc.	2,148,100	59,174,019
Chubu Electric Power Co., Inc.	4,200,300	54,489,195
Daiwa House REIT Investment Corp.	12,218	21,587,991
FUJIFILM Holdings Corp.	1,808,710	114,644,957
Hankyu Hanshin Holdings, Inc.	1,535,240	46,971,482
Japan Post Bank Co. Ltd.	8,515,800	88,563,081
Japan Post Holdings Co. Ltd.	11,209,100	107,301,165
Japan Real Estate Investment Corp.	7,857	30,120,149
Kansai Electric Power Co., Inc.	4,695,700	64,059,380
KDDI Corp.	1,151,600	38,158,330
Kintetsu Group Holdings Co. Ltd.	1,151,100	35,520,029
Kyushu Railway Co.	951,000	20,902,990
McDonald's Holdings Co. (Japan) Ltd. (c)	514,600	22,912,301
Medipal Holdings Corp.	1,197,500	19,113,283
Nagoya Railroad Co. Ltd.	1,189,200	18,334,997
Nankai Electric Railway Co. Ltd.	685,300	13,363,334
Nippon Building Fund, Inc.	9,593	38,814,338
Nippon Prologis REIT, Inc.	14,727	26,202,319
Nippon Telegraph & Telephone Corp.	86,618,600	108,771,732
Oriental Land Co. Ltd.	3,051,900	113,347,848
Osaka Gas Co. Ltd.	2,424,760	51,057,827
Otsuka Holdings Co. Ltd.	1,042,160	40,965,559
Pan Pacific International Holdings Ltd.	3,218,900	69,581,339
Secom Co. Ltd.	1,219,570	88,516,836
Sega Sammy Holdings, Inc.	614,200	9,039,557
Seven & i Holdings Co. Ltd.	1,581,000	62,441,324
Skylark Holdings Co. Ltd. (a)	1,374,400	22,422,184
SoftBank Corp.	8,838,600	117,428,276
Sohgo Security Services Co., Ltd.	2,623,000	14,318,925
Suntory Beverage & Food Ltd.	204,900	6,684,815
Tobu Railway Co. Ltd.	1,267,700	33,572,854
Tokio Marine Holdings, Inc.	4,930,700	130,009,898
Tokyo Gas Co. Ltd.	1,457,300	33,476,925
Toyota Motor Corp.	6,782,200	135,425,756
Trend Micro, Inc.	799,600	45,744,607
Zensho Holdings Co. Ltd.	514,900	25,214,001
TOTAL JAPAN		2,060,244,808
Netherlands - 5.2%
ASML Holding NV (Netherlands)	14,476	12,559,206
EXOR NV	625,096	60,704,136
Koninklijke Ahold Delhaize NV	3,480,970	97,895,905
Koninklijke KPN NV	17,881,696	60,828,919
Wolters Kluwer NV	837,920	123,606,229
TOTAL NETHERLANDS		355,594,395
Norway - 0.8%
Gjensidige Forsikring ASA	1,075,782	17,358,169
Orkla ASA	2,781,378	21,817,841
Telenor ASA	1,305,818	14,489,430
TOTAL NORWAY		53,665,440
Singapore - 2.3%
CapitaLand Ascendas REIT	21,539,199	46,680,381
CapitaMall Trust	18,816,400	28,050,869
Mapletree Industrial (REIT)	12,508,710	22,782,820
Singapore Exchange Ltd.	4,966,100	34,676,489
Singapore Technologies Engineering Ltd.	9,235,100	25,589,899
TOTAL SINGAPORE		157,780,458
Spain - 0.6%
Redeia Corp. SA	2,454,654	40,931,849
Sweden - 1.2%
Axfood AB	616,526	15,598,804
Ericsson (B Shares)	5,530,943	30,660,667
Telia Co. AB (c)	14,002,959	36,116,072
TOTAL SWEDEN		82,375,543
Switzerland - 10.7%
Allreal Holding AG	88,068	15,716,405
Banque Cantonale Vaudoise	170,951	21,949,558
Barry Callebaut AG	113	165,778
BKW AG	73,532	11,716,380
Galenica AG (d)	300,243	26,529,380
Givaudan SA	30,742	128,568,142
Lindt & Spruengli AG	785	99,517,933
Novartis AG	1,250,908	129,361,151
PSP Swiss Property AG	262,938	35,131,527
SGS SA (Reg.)	659,144	61,136,666
Swiss Prime Site AG	438,237	44,537,209
Swisscom AG	145,686	87,146,548
Zurich Insurance Group Ltd.	140,073	71,274,181
TOTAL SWITZERLAND		732,750,858
United Kingdom - 13.2%
Admiral Group PLC	1,574,821	50,193,632
AstraZeneca PLC (United Kingdom)	986,378	130,770,881
Bunzl PLC	1,916,756	78,095,722
Diageo PLC	2,601,273	93,952,417
National Grid PLC	8,349,742	111,211,088
Pearson PLC	4,105,132	50,360,855
Reckitt Benckiser Group PLC	1,681,614	121,582,175
RELX PLC (London Stock Exchange)	3,432,564	141,675,894
Smith & Nephew PLC	181,103	2,532,725
Unilever PLC	2,613,511	127,174,072
TOTAL UNITED KINGDOM		907,549,461
United States of America - 9.8%
CSL Ltd.	804,977	158,079,408
GSK PLC	6,697,751	132,466,365
Nestle SA (Reg. S)	1,016,118	115,787,263
Roche Holding AG (participation certificate)	473,836	134,908,858
Sanofi SA	1,343,926	134,588,164
TOTAL UNITED STATES OF AMERICA		675,830,058
TOTAL COMMON STOCKS (Cost $6,124,105,683)		6,713,439,374

Government Obligations - 0.0%
	Principal Amount (e)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (f) (Cost $2,891,040)	2,900,000	2,891,100

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g)	36,845,177	36,852,546
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	28,846,235	28,849,120
TOTAL MONEY MARKET FUNDS (Cost $65,701,666)		65,701,666

TOTAL INVESTMENT IN SECURITIES - 98.7% (Cost $6,192,698,389)	6,782,032,140
NET OTHER ASSETS (LIABILITIES) - 1.3%	89,610,665
NET ASSETS - 100.0%	6,871,642,805

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	1,423	Mar 2024	158,877,950	1,465,207	1,465,207

The notional amount of futures purchased as a percentage of Net Assets is 2.3%

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,529,380 or 0.4% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,701,683.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	292,421,412	255,568,866	356,845	-	-	36,852,546	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	45,398,400	120,531,608	137,080,888	73,993	-	-	28,849,120	0.1%
Total	45,398,400	412,953,020	392,649,754	430,838	-	-	65,701,666

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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